Exhibit 99.1

Terrence Curtin Chief Executive Officer Sanford C. Bernstein Strategic Decisions Conference June, 2017

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2016 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

TE CONNECTIVITY IS AN INDUSTRIAL TECHNOLOGY COMPANY CREATING A SAFER, SUSTAINABLE, PRODUCTIVE AND CONNECTED FUTURE 3 Automotive Sensors Commercial Transportation Aerospace & Defense Oil & Gas Industrial Equipment Medical Energy Data & Devices Appliances Subsea Communications WORLD LEADER in connectivity and sensor solutions Highly engineered products and integrated solutions perform in harsh environments where failure is not an option TE serves a BILLION MARKET $170 TRANSPORTATION SOLUTIONS INDUSTRIAL SOLUTIONS COMMUNICATIONS SOLUTIONS FY16 SALES BY SEGMENT 53% 26% 21%

1 2016 revenue flow through versus 2010 Adjusted Operating Margin and Adjusted Earnings Per Share are non-GAAP measures; See Appendix for descriptions and reconciliations Successful Portfolio Transformation 2010 2011 2012 2013 2014 2015 2016 4 Fy16 Adjusted Operating Margin HARSH REVENUE UP TO 80% ~16% FY10 ADJUSTED OPERATING MARGIN 13.7% Each Dollar of Revenue Today Generates More ADJUSTED EPS1 50% HARSH REVENUE 60% Divestitures of non-harsh businesses Platform and tuck-in acquisitions Execution of TEOA initiatives Product exits in volatile markets

Positioned for Above-Market Growth 2014 5 Portfolio is TRANSFORMED and FIRING on all cylinders GROWTH in Industrial and Communications with MARGIN EXPANSION initiatives Expect to OUTGROW our markets due to secular trend of CONTENT growth CONSISTENT capital strategy with FOCUSED M&A

Content Growth is a Secular Trend Across Our Businesses

FISCAL 2016 SALES

SECULAR GROWTH DRIVERS

TRANSPORTATION SOLUTIONS

$6.5B

ADAS/ Safety



Emissions & Infotainment



Sensor Expansion



AUTO CONTENT GROWTH **4-6%** PER YEAR

INDUSTRIAL SOLUTIONS

$3.2B

Smart Factory



New Aircraft Designs



Medical Components Integration



~3% CONTENT GROWTH IN SMART FACTORIES

MINIMALLY INVASIVE MEDICAL MARKET GROWING **7%** ANNUALLY

COMMUNICATIONS SOLUTIONS

$2.5B

IoT



Growth of Cloud



Smart Appliances



8B CONNECTED THINGS TODAY GROWING TO

CONNECTED THINGS IN 2020[1] **20B**

[1] Source: Gartner, January, 2017

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TE connectivity

Dividends Paid Per Share Track Record of Improving Performance $ in billions except per share amounts Net Sales 11% VS. FY13 Organic Sales Growth, Adjusted Operating Margin and Adjusted Earnings Per Share are non-GAAP measures; See Appendix for descriptions and reconciliations Adjusted Earnings Per Share Adjusted Operating Margin 4.5% Excluding D&D product exits VS. FY13 21% Harsh Sales ORGANIC GROWTH 5 Year Average* 3% 67% VS. FY13 66% VS. FY13 13% CAGR FY17 Outlook is as of April 26, 2017 *Excludes the impact of an additional week in fiscal 2016 7 $11.4 $12.2 $12.7 FY13 FY15 FY17 14.2% 16.3% FY13 FY15 FY17 $0.92 $1.24 $1.54 FY13 FY15 FY17 $2.79 $3.60 $4.62 FY13 FY15 FY17

Focused Portfolio Positioned for Growth

Strong Track Record of Profitability Improvement and Capital Allocation

Capital Allocation & Profitability Improvement

~16% FY16 ADJUSTED OPERATING MARGIN
+210bps FROM 2010

~2/3 OF FREE CASH FLOW **RETURNED TO SHAREHOLDERS**

Portfolio Transformation

HARSH REVENUE UP TO 80% FROM **60%** IN 2010

Positioned for Revenue Growth & Margin Expansion

- **World leader** in connectivity and sensor solutions
- **Benefit from megatrends** of safe, green, and connected
- Transformed **Portfolio firing on all cylinders**
- Secular trend of **electronic content growth across businesses**
- Uniquely positioned to provide **integrated solutions**
- **Balanced capital strategy**
- Focused on **creating value from acquisitions**
- TE Operating Advantage, **TEOA driving productivity**


Transportation
Industrial
Communications

Adjusted Operating Margin and Free Cash Flow are non-GAAP measures; See Appendix for description.

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TE connectivity

Appendix 9

Non-GAAP Measures 10 We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income, Net – represents net other income (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any.

Non-GAAP Measures (cont.) 11 Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 12 Outlook for Quarter Ending June 30, 2017 (1) Diluted earnings per share from continuing operations (GAAP) $1.08 - $1.12 Restructuring and other charges, net 0.05 Acquisition related charges 0.01 Tax items - Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.14 - $ 1.18 Net sales growth (GAAP) 2 - 6% Translation 2 (Acquisitions) divestitures, net (1) Organic net sales growth (non-GAAP) (2) 3 - 7% Outlook for Fiscal 2017 (1) Diluted earnings per share from continuing operations (GAAP) $4.39 - $4.47 Restructuring and other charges, net 0.30 Acquisition related charges 0.03 Tax items (0.14) Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $4.58 - $4.66 Net sales growth (GAAP) 3 - 5% Impact of additional week in fiscal 2016 2% Net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (2) 5 - 7% Translation 2 (Acquisitions) divestitures, net (2) Organic net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (2) 5 - 7% (1) Outlook is as of April 26, 2017. (2) See description of non-GAAP measures contained in this Appendix.

Reconciliation of Net Sales Growth

	Net Sales Growth		Organic Net Sales Growth (1)		Translation (2)	Acquisitions (Divestiture)
			($ in millions)			
Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015						
Transportation Solutions	$ 152	2.4%	$ 310	4.9%	$ (174)	$ 16
Industrial Solutions	36	1.1	(89)	(2.8)	(63)	188
Communications Solutions	(183)	(6.8)	(43)	(1.6)	(17)	(123)
Total	$ 5	-%	$ 178	1.5%	$ (254)	$ 81

	Net Sales Growth		Organic Net Sales Growth (1)		Translation (2)	Acquisitions
			($ in millions)			
Change in Net Sales for Fiscal 2015 versus Net Sales for Fiscal 2014						
Transportation Solutions	$ 261	4.3%	$ 250	4.1%	$ (556)	$ 567
Industrial Solutions	(123)	(3.7)	(7)	(0.2)	(258)	142
Communications Solutions	122	4.7	217	8.4	(95)	-
Total	$ 260	2.2%	$ 460	3.8%	$ (909)	$ 709

	Net Sales Growth		Organic Net Sales Growth (1)		Translation (2)	Acquisitions (Divestitures)
			($ in millions)			
Change in Net Sales for Fiscal 2014 versus Net Sales for Fiscal 2013						
Transportation Solutions	$ 605	11.0%	$ 570	10.4%	$ 33	$ 2
Industrial Solutions	202	6.5	161	5.2	10	31
Communications Solutions	(224)	(8.0)	(174)	(6.2)	(11)	(39)
Total	$ 583	5.1%	$ 557	4.9%	$ 32	$ (6)

(1) Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2016 14 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 1,191 $ 9 $ 46 $ - $ 1,246 $ Industrial Solutions 343 23 31 - 397 Communications Solutions 368 - (75) - 293 Total 1,902 $ 32 $ 2 $ - $ 1,936 $ Operating Margin 15.5% 15.8% Other Income (Expense), Net (632) $ - $ - $ 650 $ 18 $ Income Tax (Expense) Benefit 779 $ (7) $ (2) $ (1,111) $ (341) $ Effective Tax Rate (67.0)% 18.5% Income from Continuing Operations 1,941 $ 25 $ - $ (461) $ 1,505 $ Diluted Earnings per Share from Continuing Operations 5.26 $ 0.07 $ - $ (1.25) $ 4.08 $ ($ in millions, except per share data) (1) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (4) See description of non-GAAP measures contained in this Appendix. Adjustments

Impact of Additional Week for Fiscal 2016

	Fiscal 2016				Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015			Change in Organic Net Sales for Fiscal 2016 versus Organic Net Sales for Fiscal 2015 (2)		
	53 Weeks U.S. GAAP	Adjustment Impact of 53rd Week	52 Weeks (Non-GAAP) (1)(2)	Fiscal 2015	53 Weeks U.S. GAAP	Adjustment Impact of 53rd Week	52 Weeks (Non-GAAP) (1)(2)	53 Weeks (Non-GAAP) (2)	Adjustment Impact of 53rd Week	52 Weeks (Non-GAAP) (1)(2)
	($ in millions)									
Net Sales:										
Transportation Solutions										
Automotive	$ 4,912	$ (102)	$ 4,810	$ 4,780	2.8%	(2.2)%	0.6%	5.6%	(2.2)%	3.4%
Commercial transportation	825	(15)	810	820	0.6	(1.8)	(1.2)	2.6	(1.8)	0.8
Sensors	766	(13)	753	751	2.0	(1.7)	0.3	3.1	(1.7)	1.4
Total	6,503	(130)	6,373	6,351	2.4	(2.1)	0.3	4.9	(2.1)	2.8
Industrial Solutions										
Industrial equipment	1,419	(32)	1,387	1,323	7.3	(2.5)	4.8	(5.2)	(2.1)	(7.3)
Aerospace, defense, oil, and gas	1,100	(20)	1,080	1,151	(4.4)	(1.8)	(6.2)	(3.8)	(1.7)	(5.5)
Energy	696	(13)	683	705	(1.3)	(1.8)	(3.1)	3.6	(1.9)	1.7
Total	3,215	(65)	3,150	3,179	1.1	(2.0)	(0.9)	(2.8)	(1.9)	(4.7)
Communications Solutions										
Data and devices	1,020	(21)	999	1,357	(24.8)	(1.6)	(26.4)	(17.8)	(1.7)	(19.5)
Subsea communications	885	(11)	874	709	24.8	(1.5)	23.3	24.8	(1.3)	23.5
Appliances	615	(11)	604	637	(3.5)	(1.7)	(5.2)	(1.8)	(1.9)	(3.7)
Total	2,520	(43)	2,477	2,703	(6.8)	(1.6)	(8.4)	(1.6)	(1.7)	(3.3)
Total	$ 12,238	$ (238)	$ 12,000	$ 12,233	-%	(1.9)%	(1.9)%	1.5%	(2.0)%	(0.5)%

		Adjustments				Adjustment	
	U.S. GAAP	Acquisition Related Charges (3)	Restructuring and Other Charges, Net	Tax Items (4)	53 Weeks (Non-GAAP) (2)	Impact of 53rd Week	52 Weeks (Non-GAAP) (1)(2)
	($ in millions, except per share data)						
Operating Income	$ 1,902	$ 32	$ 2	$ -	$ 1,936	$ (55)	$ 1,881
Operating Margin	15.5%				15.8%		15.7%
Diluted Earnings per Share from Continuing Operations	$ 5.26	$ 0.07	$ -	$ (1.25)	$ 4.08	$ (0.13)	$ 3.95

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP measures contained in this Appendix.

(3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2015

	U.S. GAAP	Adjustments: Acquisition Related Charges (1)(2)	Adjustments: Restructuring and Other Charges, Net (2)	Adjustments: Tax Items (3)	Adjusted (Non-GAAP) (4)
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 1,193	$ 61	$ 39	$ -	$ 1,293
Industrial Solutions	352	33	44	-	429
Communications Solutions	204	-	66	-	270
Total	$ 1,749	$ 94	$ 149	$ -	$ 1,992
Operating Margin	14.3%				16.3%
Other Income (Expense), Net	$ (55)	$ -	$ -	$ 84	$ 29
Income Tax Expense	$ (337)	$ (22)	$ (29)	$ (36)	$ (424)
Effective Tax Rate	21.4%				22.3%
Income from Continuing Operations	$ 1,238	$ 72	$ 120	$ 48	$ 1,478
Diluted Earnings per Share from Continuing Operations	$ 3.01	$ 0.18	$ 0.29	$ 0.12	$ 3.60

(1) Includes $55 million of acquisition and integration costs, $36 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $3 million of restructuring costs.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $264 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $84 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. and $29 million of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business.

(4) See description of non-GAAP measures contained in this Appendix.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2013 17 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 934 $ 7 $ 39 $ - $ 980 $ Industrial Solutions 344 7 63 - 414 Communications Solutions 107 - 120 - 227 Total 1,385 $ 14 $ 222 $ - $ 1,621 $ Operating Margin 12.2% 14.2% Other Income (Expense), Net (183) $ - $ - $ 213 $ 30 $ Income Tax (Expense) Benefit 75 $ (5) $ (62) $ (354) $ (346) $ Effective Tax Rate -6.9% 22.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,154 $ 9 $ 160 $ (141) $ 1,182 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.73 $ 0.02 $ 0.38 $ (0.33) $ 2.79 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $331 million of income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact of $231 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax expense related to adjustments to prior year income tax returns, income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards, and income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns. In addition, the other income adjustment includes amounts related to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 24, 2010 (1) 18 Restructuring and Other Tax Other Items, Adjusted U.S. GAAP Charges, Net (2) Items (3) Net (4) (Non-GAAP) (5) Net Sales 12,070 $ - $ - $ - $ 12,070 $ Operating Income 1,516 $ 134 $ - $ 1 $ 1,651 $ Operating Margin 12.6% 13.7% Other Income, Net 177 $ - $ (137) $ - $ 40 $ Income Tax Expense (493) $ (30) $ 134 $ - $ (389) $ Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,059 $ 104 $ (3) $ 1 $ 1,161 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.32 $ 0.23 $ (0.01) $ - $ 2.54 $ (4) Consists of $8 million of acquisition and integration costs and $7 million of income related to pre-separation securities litigation. (5) See description of non-GAAP measures contained in this Appendix. (1) Fiscal 2010 amounts have not been recast to reflect the Broadband Network Solutions, Touch Solutions, and TE Professional Services businesses as discontinued operations. ($ in millions, except per share data) (2) Includes $137 million recorded in net restructuring and other charges and a $3 million credit recorded in cost of sales. (3) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Also includes an income tax benefit recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards. Adjustments